June 30, 20001
Semi-Annual Report

2200 Rand Building
Buffalo, New York 14203

July 20, 2001

Dear Shareholder,

        I am pleased to report on the results of the second quarter and our Annual Meeting. Our results show an increase in Net Assets of $0.9 million, or $0.16 per share during the quarter, a 12% increase! We ended the quarter with a Net Asset Value of $1.55.

        Our strong financial results for the quarter were primarily driven by the receipt of 434,848 shares of ADIC common stock and warrants to purchase 54,786 additional shares. The ADIC shares were received as part of ADIC’s acquisition of Pathlight Technology, Inc., which was completed on May 11, 2001. As part of the ADIC transaction Rand is required to hold its securities until the first reporting period of the combined entities scheduled to be released by ADIC on or about August 17. ADIC stock represents approximately 55%, or $0.85, of the quarter’s $1.55 Net Asset Value.

        On a strategic basis, we have begun two important initiatives. The shareholders approved changing Rand to a Business Development Company (BDC) at the Annual Meeting. This new structure will provide Rand with greater operational flexibility in our investment operations.

        Secondly, Rand has begun the initial application process for an SBIC license. This SBIC program will allow a wholly owned subsidiary of Rand to borrow from the Small Business Association and invest the proceeds in portfolio companies. This program will enable Rand to grow its total assets and increase the scope of our investing activities. While Management is confident that it has both the track record and experience to qualify for the SBIC program, the application process is long and may not be approved.

        Other portfolio activity during the quarter included the revaluation of our interest in Fertility Acoustics, Inc. and ARIA-GLB Wireless Systems, Inc. Both companies have had difficulty executing their business model and raising new capital.

        Thank you for your continued support and interest in Rand Capital.

Portfolio Valuation / June 30, 2001

Company and Business	Type of Investment	Date Acquired	Cost	Value	30-Jun-01 Per share of Rand	Value	31-Mar-01 Per Share of Rand

ADIC (NASDAQ:ADIC)* Redmond, WA. Manufactures data storage systems and specialized storage management software. www.adic.com Acquired Pathlight Technology 5/11/01	434,848 shares Common Stock Options to purchase 54,730 shares Value Discounted to $10/share as non-salable through August 20, 2001	5/11/01	$1,185,463.00	$4,896,340.00	$0.85	$2,012,922.00	$0.35
American Tactile Corporation Medina, NY. Develops equipment and systems to produce signage. www.americantactile.com	Convertible Debentures at 8% due June 2000 and April 2001 with detachable warrants	6/23/95	$150,000.00	$25,000.00	$0.00	$50,000.00	$0.01
ARIA Wireless Systems, Inc. (OTC:AWSI)* Buffalo, NY. Markets wireless radio transmission communication equipment. www.aria-glb.com	Common Stock - 488,000 shares $105,840 Demand Notes at 15%	5/23/97	$543,840.00	$14,640.00	$0.00	$129,840.00	$0.02
BioWorks, Inc. Geneva, NY. Develops and manufactures biological alternative to chemical pesticides. www.bioworksbiocontrol.com	Series A Convertible Preferred Stock - 32,000 shares	11/6/95	$56,000.00	$28,000.00	$0.00	$56,000.00	$0.01
Clearview Cable TV, Inc. New Providence, NJ. Cable television operator.	Common Stock - 400 shares	2/23/96	$55,541.00	$28,000.00	$0.00	$55,541.00	$0.01
Contract Staffing Buffalo, NY. PEO providing human resource administration for small businesses. www.contract-staffing.com	Series A 8% Cumulative Preferred Stock - 10,000 shares	11/8/99	$100,000.00	$100,000.00	$0.02	$100,000.00	$0.02
DataView, LLC Mt. Kisco, NY. Designs, develops and markets browser based software for investment professionals. www.marketgauge.com	5.5% Membership Interest	10/1/98	$310,357.00	$343,357.00	$0.06	$343,357.00	$0.06
Fertility Acoustics, Inc. Buffalo, NY. Developer of proprietary methods to diagnose onset of ovulation.	Common Stock - 848,736 Shares	10/1/97	$87,440.00	$87,440.00	$0.02	$1,167,012.00	$0.20
G-TEC Natural Gas Systems Buffalo, NY. Manufactures and distributes systems that allow natural gas to be used as an alternative fuel to gases. www.gas-tec.com.	41.67% Class A Membership Interest 8% Cumulative Dividend	8/31/99	$300,000.00	$300,000.00	$0.05	$300,000.00	$0.05
HCI Systems Kennebunk, ME. Facilities management software solution. www.hcisystems.com	Series B Preferred Stock - 67,000 Shares 5% Cumulative Dividend	12/15/99	$100,500.00	$100,500.00	$0.02	$100,500.00	$0.02
Inrad, Inc. (OTC: INRD.OB) Northvale, NJ. Develops and manufactures products for laser photonics industry. www.inrad.com	Convertible Series B Preferred Stock - 100 Shares 10% Dividend. Common Stock- 2,000 Shares	10/31/00	$100,000.00	$107,000.00	$0.02	$100,000.00	$0.02
MemberWare Technologies, Inc. Pittsford, NY. Internet company engaged in web related consulting services. www.memberware.com	Promissory Note at Prime Rate + 4.5% due September 2004. Common Stock - 40,000 Shares 34,000 warrants for shares of stock	9/16/99	$100,000.00	$150,000.00	$0.03	$150,000.00	$0.03
MINRAD, Inc. Buffalo, NY. Developer of laser guided surgical devices.	595,506 Common Shares. 53,628 Preferred Shares	8/4/97	$874,030.00	$1,111,000.00	$0.19	$1,111,000.00	$0.19
Platform Technology Holdings, LLC Charlottesville, VA. Provides sales support and management for unique medical businesses.	Four units	9/24/97	$63,045.00	$0.00	$0.00	$115,000.00	$0.02
Ultra-Scan Corporation Amherst, NY. Ultrasonic finger print technology. www.ultra-scan.com	Common Shares - 49,290	12/11/92	$302,586.00	$369,675.00	$0.06	$369,675.00	$0.06
UStec, Inc. Victor, NY. Manufactures and markets digital wiring systems for residential new home construction. www.ustecnet.com	Promissory Note at 12% due January 2003 50,000 common shares 2,500 warrants for common shares	12/17/98	$100,500.00	$150,000.00	$0.03	$150,000.00	$0.03
Vanguard Modular Building Systems Philadelphia, PA. Leases and sells high-end modular space solutions. www.vanguardmodular.com	Preferred Units - 2,673 Units with Warrants 14% Interest Rate	12/16/99	$270,000.00	$270,000.00	$0.05	$270,000.00	$0.05
Other investments	Other		1, 310,887	-$1.00	$0.00	$136.00	-$0.01

	Total portfolio investments		$6,015,189.00	$8,080,951.00	$1.40	$6,580,983.00	$1.14

	Cash and Cash equivalents			$132,133.00	$0.02	$240,951.00	$0.04
	Net receivables(payables)			$233,935.00	$0.04	$323,893.00	$0.06

	Net Assets before Taxes			$8,447,019.00	$1.46	$7,145,827.00	$1.24
	Tax provision (benefit)			-$512,551.00	-$0.09	-$877,790.00	$0.15

	Net Assets			$8,959,570.00		$8,023,617.00

	Net Asset Value per Share (5,763,034 shares outstanding at March 31, 2001 and June 30, 2001)				$1.55		$1.39

* Publicly owned company

Note: Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

Rand Capital Corporation
Results from Annual Shareholders Meeting held July 20, 2001

1.     ELECTION OF DIRECTORS: The following nominees received the number of votes set opposite their respective names:

	Votes for	Votes Withheld

Allen F. Grum	4,750,684	19,084
Luiz F. Kahl	4,749,484	20,284
Erland E. Kailbourne	4,749,484	20,284
Ross B. Kenzie	4,749,484	20,284
Willis S. McLeese	4,748,384	21,384
Reginald B. Newman II	4,750,484	19,284
Jayne K. Rand	4,751,384	18,384

2.     ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY. The proposal to elect BDC status received the following votes:

For	Against	Abstain	Not Voted

3,326,892	45,310	20,116	1,377,450

3.     ELECTION TO APPROVE STOCK OPTION PLANS FOR THE CORPORATION. The proposal to approve the Stock Option Plans for the Corporation received the following votes:

For	Against	Abstain

4,578,385	152,955	38,428
4. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS: The proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Corporation for the 2000 fiscal year received the following votes:
For	Against	Abstain

4,745,587	20,527	3,654

Rand is actively seeking business opportunities for investment consideration. If you are aware of those businesses that may need Rand's support and assistance, please feel free to contact us.

Rand Capital Corporation
2200 Rand Building
Buffalo, NY 14203
Tel: 716-853-0802
Fax: 716-854-8480
www.randcapital.com
NASDAQ SmallCap Market-Symbol: RAND

Statements of Financial Position
June 30, 2001 and December 31, 2000

Assets	Unaudited June 30, 2001	December 31, 2000

Investments at Directors' valuation (cost: at 6/30/01 - $6,015,189; at 12/31/00 - $6,159,330)	$8,080,953.00	$7,133,927.00
Cash and cash equivalents	$132,133.00	$304,152.00
Interest receivable (net of allowance of $58,101 at 6/30/01 and $21,729 at 12/31/00)	$128,115.00	$136,780.00
Deferred tax asset	$512,551.00	$660,790.00
Other assets	$208,935.00	$206,235.00

Total Assets	$9,062,687.00	$8,441,884.00

Liabilities and Stockholders' Equity (Net Assets)
Liabilities: Accounts payable and accrued expenses	$91,587.00	$54,657.00
Income taxes payable	$11,530.00	$1,530.00

Total Liabilities	$103,117.00	$56,187.00

Stockholders' Equity (Net Assets):
Common stock, $.10 par - shares authorized 10,000,000 issued and outstanding 5,763,034 at June 30, 2001 and 5,748,034 December 31, 2000.	$576,304.00	$574,804.00
Capital in excess of par value	$6,973,454.00	$6,943,079.00
Undistributed net investment (loss)	-$2,467,295.00	-$2,065,672.00
Undistributed realized gain on investments	$2,400,926.00	$2,400,233.00
Net unrealized (depreciation) of investments	$1,476,181.00	$533,253.00

Net Assets (per share 6/30/01 - $1.55; 12/31/00 - $1.46)	$8,959,570.00	$8,385,697.00

Total Liabilities and Stockholder's Equity	$9,062,687.00	$8,441,884.00

Statements of Operations
Six months ended June 30, 2001 and year ended December 31, 2000

	Unaudited June 30, 2001	December 31, 2000

Investment income:
Interest from portfolio companies	$62,529.00	$125,527.00
Interest from other investments	$5,722.00	-$10,122.00
Other income	$8,098.00	$594.00

	$76,349.00	$115,999.00

Expenses:
Salaries	$188,218.00	$130,165.00
Employee benefits	$41,194.00	$1,545.00
Directors' fees	$9,500.00	$8,250.00
Legal fees	$18,981.00	$19,695.00
Professional fees	$16,210.00	$21,893.00
Stockholder and office	$37,084.00	$68,675.00
Insurance	$13,500.00	$16,845.00
Corporate development	$10,925.00	$31,856.00
Other operating	$128,953.00	-$7,744.00

	$464,565.00	$291,180.00

Investment (loss) before income taxes	-$388,216.00	-$175,181.00
Income taxes provision	$13,407.00	$7,520.00
Deferred income tax provision (benefit)	-	-$297,288.00

Investment (loss) - net	-$401,623.00	-$114,587.00

Realized and unrealized gain (loss) on investments:
Net gain (loss) on sales and dispositions	$693.00	-$196,298.00

Net realized gain (loss) on investments	$693.00	-$196,298.00
Deferred income tax provision	-	-

Net realized gain (loss)	$693.00	-$196,298.00

Unrealized appreciation (depreciation) on investments:
Beginning of period	$974,597.00	$1,077,262.00
End of period	$2,065,764.00	$974,597.00

Increase (decrease) in unrealized appreciation	$1,091,167.00	-$102,665.00
Deferred income tax provision (benefit)	$148,239.00	$108,378.00

Net increase (decrease) in unrealized appreciation	$942,928.00	-$211,043.00

Net realized and unrealized gain (loss) on investments	$943,621.00	-$407,341.00

Net increase (decrease) in net assets from operations	$541,998.00	-$292,754.00